UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-7395
                                   ------------


                                  GROWTH TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     7/31
                         --------------

Date of reporting period:    1/31
                         --------------

Growth Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Growth Portfolio are AXP Growth Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP Growth Fund.

AXP(R)
  Growth
       Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                3

Performance Summary                                          4

Questions & Answers
   with Portfolio Management                                 5

Investments in Securities                                   10

Financial Statements (Portfolio)                            14

Notes to Financial Statements (Portfolio)                   17

Financial Statements (Fund)                                 21

Notes to Financial Statements (Fund)                        24

Fund Expenses Example                                       33

Proxy Voting                                                35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
Nick Thakore                              4/02               12

FUND OBJECTIVE

For investors seeking long term capital growth.

Inception dates by class
A: 3/1/72     B: 3/20/95    C: 6/26/00     I: 3/4/04       Y: 3/20/95

Ticker symbols by class
A: INIDX      B: IGRBX      C: AXGCX       I: AGWIX        Y: IGRYX

Total net assets                                         $3.020 billion

Number of holdings                                                  123

STYLE MATRIX

        STYLE
VALUE   BLEND    GROWTH
                    X       LARGE
                            MEDIUM SIZE
                            SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Information technology 20.0%
Health care 19.0%
Consumer discretionary 14.3%
Telecommunications 11.2%
Financials 9.0%
Consumer staples 7.8%
Short-term securities* 6.5%
Energy 4.1%
Industrials 3.4%
Telecommunication services 3.1%
Materials 1.5%
Other 0.1%

*2.4% of portfolio assers is due to security lending activity.
 4.1% of portfolio assets is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

NTL (Cable)                                                        7.6%
Nextel Communications Cl A
(Cellular telecommunications)                                      7.5
Nokia ADR (Telecom equipment & services)                           3.1
Sprint (Utilities -- telephone)                                    3.1
Johnson & Johnson (Health care products)                           3.0
Motorola (Telecom equipment & services) 2.5
Dell (Computer hardware)                                           2.3
Pfizer (Health care products)                                      1.9
Intel (Electronics)                                                1.8
Procter & Gamble (Household products)                              1.8

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, political, economica and other factors.

Fund holdings are subject to change.

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3 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Performance Summary

                             PERFORMANCE COMPARISON
                  For the six-month period ended Jan. 31, 2005

                +9.86%                  +6.01%              +7.92%

+9.86% = AXP Growth Fund Class A (excluding sales charge)
+6.01% = Russell 1000(R) Growth Index(1) (unmanaged)
+7.92% = Lipper Large-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT
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Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Nick Thakore discusses the Fund's positioning and results for the first half of the 2005 fiscal year.

Q: How did AXP Growth Fund perform for the six-month period ended Jan. 31, 2005?

A: AXP Growth Fund's Class A shares rose 9.86%, excluding sales charge, for the six-month period ended Jan. 31, 2005. The Fund outperformed the 7.92% return of its peer group as represented by the Lipper Large-Cap Growth Funds Index as well as its benchmark, the Russell 1000(R) Growth Index (Russell Index), which advanced 6.01% for the same period.

Q:  What factors affected performance?

A: Favorable sector allocations and strong stock selection helped the Fund outperform the Russell Index and its peer group by a strong margin for the fiscal period. Several of the dominant themes in

AVERAGE ANNUAL TOTAL RETURNS

                           Class A                   Class B                  Class C            Class I        Class Y
(Inception dates)         (3/1/72)                  (3/20/95)                (6/26/00)          (3/4/04)       (3/20/95)
                     NAV(1)      POP(2)        NAV(1)      CDSC(3)     NAV(1)       CDSC(4)      NAV(5)         NAV(6)
at Jan. 31, 2005
6 months*            +9.86%      +3.54%         +9.43%      +5.43%      +9.43%       +8.43%     +10.17%         +10.01%
1 year               +6.02%      -0.08%         +5.17%      +1.17%      +5.17%       +5.17%        N/A           +6.17%
3 years              -0.42%      -2.36%         -1.21%      -2.20%      -1.21%       -1.21%        N/A           -0.25%
5 years             -11.10%     -12.15%        -11.79%     -11.96%       N/A          N/A          N/A          -10.95%
10 years             +7.00%      +6.37%          N/A         N/A         N/A          N/A          N/A            N/A
Since inception     +11.96%     +11.96%         +5.48%      +5.48%     -14.55%      -14.55%      +3.67%*         +6.45%

at Dec. 31, 2004
6 months*            +6.88%      +0.73%         +6.47%      +1.47%      +6.47%       +5.47%      +7.13%          +6.93%
1 year               +8.49%      +2.25%         +7.69%      +3.69%      +7.69%       +7.69%        N/A           +8.70%
3 years              -0.19%      -2.14%         -0.96%      -1.96%      -0.96%       -0.96%        N/A           -0.01%
5 years             -11.17%     -12.21%        -11.85%     -12.02%       N/A          N/A          N/A          -11.02%
10 years             +7.20%      +6.57%          N/A         N/A         N/A          N/A          N/A            N/A
Since inception     +12.06%     +12.06%         +5.75%      +5.75%     -14.42%      -14.42%      +5.66%*         +6.72%

* Not annualized

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Favorable sector allocations and strong stock selection helped the Fund outperform the Russell Index and its peer group by a strong margin for the fiscal period. (end callout quote)

    the portfolio -- including an emphasis on cable stocks and wireless telecommunications companies -- were particularly advantageous for our results.

    Regarding the Fund's sector allocations, the results were almost uniformly positive. A higher-than-Russell Index position in telecommunications services was a major contributor. In addition, a number of individual telecommunications stocks added to relative return, including Vodafone, Nextel Partners, Nextel and Western Wireless. These stocks benefited from strong fundamentals during the period. Mergers also contributed to the strong results within the sector. Western Wireless benefited from the announcement that it would be acquired by Alltel, while Nextel and Nextel Partners both advanced on news of the intended merger between Sprint and Nextel.

    The Fund's cable holdings advanced during the period, driven by cheap valuations and value-unlocking catalysts. In particular, NTL, a U.K. cable stock that we have held for some time, added to relative return. The company announced the sale of its tower business during the period for an attractive price. Speculation related to a possible merger with Telewest Global, another U.K. cable company, also helped NTL's stock.

    The Fund's technology position added to relative return, as did our lower-than-Russell Index positions in some weaker performing technology stocks such as Cisco and Intel. Cell phone maker Nokia was the largest positive contributor within the technology sector. After Nokia declined on earnings difficulties last year, we aggressively bought the stock. Since then the company has begun to deliver strong earnings and its stock price has rebounded.

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6 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    Stock selection among health care holdings was a modest positive contributor. The Fund benefited from larger-than-Russell Index positions in Aetna, a well-known HMO, and Medco Health Solutions, a pharmacy benefits management company. The Fund's position in the energy sector was also advantageous as energy stocks continued to benefit from high global energy prices.

    Pharmaceutical giant Merck was the only individual stock to have a significant negative impact on relative return for the fiscal period. Merck's stock declined sharply in the fall of 2004 after the company removed its leading arthritis drug Vioxx from the market due to evidence that long-term use significantly increased the risk of stroke and heart attack. From a sector allocation perspective, lower-than-benchmark positions in the industrials and consumer discretionary sectors had a marginal negative impact.

Q:  What changes did you make during the six-month period?

A: Telecommunications services remained an important emphasis for the Fund, but within the sector, we adjusted some holdings, largely due to strong performance from selected stocks. For example, we sold Western Wireless, which advanced strongly during the period. We increased the Fund's holdings of Sprint and Nextel due to optimism about the prospects for the combined Nextel/Sprint entity in 2005. We are impressed by the prospect of a positive growth rate, attractive valuation and the potential power which could be created by putting these two companies together.

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7 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

    We slightly reduced our energy exposure when oil prices rose to such high levels that we thought any subsequent price decline would hurt the stocks. Still, the portfolio's energy position remains larger than that of the Russell Index. We have preferred energy over industrial stocks because we would rather emphasize sectors where growth is not decelerating and not so dependant on the economy. We think growth rates on industrials are decelerating and that valuations already discount very strong forward growth. During the fiscal period, we also sold a few health care stocks.

Q: How do you plan to manage the Fund in the coming months given current market conditions?

A: We believe 2005 will be a year with lower growth rates overall, resulting in an environment where the market is likely to reward strong growth that is viewed as sustainable. We believe the growth rates on the stocks we own are very good. Although some stocks may be facing decelerating growth, in general, the stocks we have emphasized still have better growth rates than the market, as well as good valuations. In addition, we have favored stocks with growth stories that are more company-specific than dependant on economic growth, particularly those with identifiable catalysts for future appreciation.

What are Growth and Value Funds?

Growth Funds: Funds that seek growth of capital by investing in growing companies that are expected to have above-average increases in earnings or sales.

Value Funds: Funds that seek growth of capital by investing in companies that are believed to be temporarily undervalued in the market and may show promise for the future.

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8 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Value stocks have outpaced growth stocks since 2000, making this cycle of outperformance longer and more substantial than any other during the last 20 years. History tells us that such an imbalance in the equity market must correct itself at some point. (end callout quote)

    Since small-cap stocks have performed better than large-caps for some time, we see an opportunity for larger-cap stocks to reclaim the market leadership. Consequently, we have been actively looking for large-cap stocks that are positioned to do well, with a goal of increasing the Fund's average market capitalization.

    Similarly, we are optimistic about the prospects for growth stocks. Value stocks have outpaced growth stocks since 2000, making this cycle of outperformance longer and more substantial than any other during the last 20 years. History tells us that such an imbalance in the equity market must correct itself at some point. This far into such a prolonged cycle, we believe investors should maintain their exposure to growth stocks. Otherwise, they may not benefit when the market again begins to favor growth.

    To illustrate the difference in performance between large-cap growth and large-cap value stocks in recent years, the chart below compares the returns of the Russell 1000 Growth Index, the Russell 1000 Value Index and the Standard & Poor's 500 Index, an unmanaged index containing both growth and value stocks.

COMPARISON OF RETURNS

At Jan. 31, 2005 Is a Growth Style Investment Recovery on the Horizon?

                                       1 yr     3 yr    5 yr    10 yr
Russell 1000 Growth Index             +0.70%   -0.71%   -9.04%   +8.99%
Russell 1000 Value Index             +12.45%   +8.20%   +5.59%  +13.28%
S&P 500 Index                         +6.22%   +3.24%   -1.77%  +11.51%

Past performance does not guarantee future results. The Russell 1000(R) Growth Index is an unmanaged market capitalization weighted index of those Russell 1000 Index companies with higher forecasted growth values The Russell 1000(R) Value Index is an unmanaged market capitalization weighted index of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. None of the Index figures reflect any deduction for fees or expenses.

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9 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Investments in Securities

Growth Portfolio

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.5%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (1.1%)
Lockheed Martin                               466,000(d)           $26,939,460
United Technologies                            74,200                7,470,456
Total                                                               34,409,916

Banks and savings & loans (1.9%)
Commerce Bancorp                              271,800(d)            15,639,372
First Marblehead                               43,450(b)             2,795,139
HDFC Bank ADR                                  75,100(c)             3,341,950
Investors Financial Services                  513,100               25,865,371
Wachovia                                      168,000                9,214,800
Total                                                               56,856,632

Beverages & tobacco (2.2%)
Altria Group                                  170,150               10,860,675
Coca-Cola                                     119,800                4,970,502
PepsiCo                                       958,800               51,487,560
Total                                                               67,318,737

Broker dealers (0.2%)
Merrill Lynch & Co                            100,800                6,055,056

Cable (9.4%)
NTL                                         3,464,296(b)           235,676,057
RCN                                           249,100(b,d)           4,857,450
Telewest Global                             2,583,100(b,c)          43,525,235
Total                                                              284,058,742

Cellular telecommunications (11.5%)
Nextel Communications Cl A                  8,053,500(b)           231,054,914
NTT DoCoMo                                      6,600(c)            11,429,254
Telesystem Intl Wireless                    3,531,749(b,c)          49,832,978
Vodafone Group ADR                          2,057,200(c)            53,446,056
Total                                                              345,763,202

Computer hardware (4.9%)
Cisco Systems                               2,430,000(b)            43,837,200
Dell                                        1,685,300(b)            70,378,128
EMC                                         1,392,600(b)            18,243,060
Sun Microsystems                            3,376,900(b)            14,723,284
Total                                                              147,181,672

Computer software & services (2.9%)
Google Cl A                                    78,900(b,d)          15,435,207
Microsoft                                   1,051,600               27,636,048
Oracle                                      1,696,000(b)            23,353,920
Symantec                                      968,000(b)            22,602,800
Total                                                               89,027,975

Electronics (4.4%)
ASML Holding                                  599,500(b,c)           9,849,785
Freescale Semiconductor Cl A                  664,100(b)            11,356,110
Freescale Semiconductor Cl B                  302,062(b)             5,277,023
Intel                                       2,539,400               57,009,530
Linear Technology                             346,400               13,073,136
Marvell Technology Group                      135,200(b,c)           4,522,440
Maxim Integrated Products                     324,700               12,666,547
Texas Instruments                             772,000               17,918,120
Total                                                              131,672,691

Energy (1.7%)
Anadarko Petroleum                            285,700               18,916,197
ChevronTexaco                                 288,200               15,678,080
ConocoPhillips                                166,300               15,430,977
Total                                                               50,025,254

Energy equipment & services (2.5%)
Baker Hughes                                  147,900                6,404,070
Halliburton                                 1,006,000               41,376,780
Schlumberger                                  282,000               19,187,280
Transocean                                    187,300(b)             8,241,200
Total                                                               75,209,330

Finance companies (0.2%)
Citigroup                                     136,900                6,714,945

Financial services (3.0%)
Capital One Financial                         177,100               13,863,388
Countrywide Financial                         417,500               15,447,500
Fannie Mae                                    536,400               34,640,712
Freddie Mac                                   317,900               20,755,691
Nomura Holdings                               534,700(c)             7,021,475
Total                                                               91,728,766

See accompanying notes to investments in securities.

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10 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Food (1.1%)
Kellogg                                       630,350              $28,138,824
Sara Lee                                      192,700                4,524,596
Total                                                               32,663,420

Health care products (14.9%)
Allergan                                       57,300                4,351,935
Amgen                                         210,500(b)            13,101,520
Baxter Intl                                   224,400                7,575,744
Biogen Idec                                   702,200(b)            45,614,912
Bristol-Myers Squibb                          843,600               19,773,984
Elan ADR                                      631,400(b,c,d)        17,003,602
Forest Laboratories                            71,300(b)             2,961,089
Genentech                                     578,000(b)            27,576,380
Gilead Sciences                               181,100(b)             5,994,410
GlaxoSmithKline ADR                           447,700(c,d)          19,953,989
Johnson & Johnson                           1,450,300               93,834,409
Medco Health Solutions                        719,400(b)            30,624,858
Medtronic                                     383,900               20,150,911
Merck & Co                                    337,600                9,469,680
Novartis ADR                                  582,300(c,d)          27,880,524
OSI Pharmaceuticals                           335,500(b)            21,841,050
Pfizer                                      2,385,800               57,640,928
Schering Plough                               992,300               18,417,088
Wyeth                                         168,900                6,693,507
Total                                                              450,460,520

Health care services (4.5%)
Aetna                                         172,850               21,960,593
Cardinal Health                               327,500               18,444,800
Caremark Rx                                   116,800(b)             4,566,880
Community Health Systems                      111,600(b)             3,234,168
HCA                                           882,700               39,297,804
HealthSouth                                 1,687,100(b)             9,869,535
Lincare Holdings                               33,500(b)             1,390,250
Magellan Health Services                      412,550(b)            15,322,107
Tenet Healthcare                              118,800(b)             1,179,684
WellPoint                                     176,700(b)            21,469,050
Total                                                              136,734,871

Household products (4.5%)
Avon Products                                 405,800               17,132,876
Colgate-Palmolive                             218,000               11,453,720
Gillette                                      973,000               49,350,560
Kimberly-Clark                                 46,700                3,059,317
Procter & Gamble                            1,044,100               55,577,443
Total                                                              136,573,916

Insurance (3.8%)
ACE                                           357,400(c)            15,511,160
Allstate                                      230,500               11,626,420
American Intl Group                           815,100               54,032,979
Chubb                                         323,000               24,057,040
Prudential Financial                          191,600               10,329,156
Total                                                              115,556,755

Leisure time & entertainment (0.5%)
Viacom Cl B                                   366,412               13,681,824

Media (1.5%)
eBay                                          275,300(b)            22,436,950
Walt Disney                                   749,200               21,449,596
Total                                                               43,886,546

Multi-industry (2.4%)
Monsanto                                      216,000               11,692,080
Sony                                          199,300(c)             7,385,043
Tyco Intl                                   1,060,900(c)            38,340,926
Vivendi Universal ADR                         441,000(b,c)          13,953,240
Total                                                               71,371,289

Precious metals (1.5%)
Coeur d'Alene Mines                         4,860,300(b,d)          17,156,859
Newmont Mining                                694,200               28,871,778
Total                                                               46,028,637

Retail -- general (3.3%)
Gap                                           588,800               12,959,488
Home Depot                                    318,400               13,137,184
Lowe's Companies                              108,000                6,154,920
Target                                        570,900               28,984,593
Wal-Mart Stores                               758,700               39,755,880
Total                                                              100,992,065

Retail -- grocery (0.2%)
Safeway                                       244,500(b)             4,608,825

Telecom equipment & services (8.3%)
Hutchison Telecommunications
  Intl ADR                                  1,493,800(b,c)          20,016,920
Indonesian Satellite                       12,009,500(c)             7,470,079
Leap Wireless Intl                            250,900(b)             6,837,025
Motorola                                    4,977,000               78,337,980
Nextel Partners Cl A                        1,991,750(b)            39,615,908
Nokia ADR                                   6,359,000(c)            97,165,519
Total                                                              249,443,431

See accompanying notes to investments in securities.

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11 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Utilities -- natural gas (--%)
Kinder Morgan Management LLC                       --(b)                   $14

Utilities -- telephone (3.1%)
Sprint                                      3,973,000               94,676,590

Total common stocks
(Cost: $2,633,889,214)                                          $2,882,701,621

Option purchased (0.2%)
Issuer           Contracts    Exercise       Expiration               Value(a)
                                price           date

Put
S&P 500 Index      5,140       $1,075         June 2005             $4,600,300

Total option purchased
(Cost: $14,860,350)                                                 $4,600,300

Short-term securities (6.6%)(e)
Issuer                 Effective               Amount               Value(a)
                         yield               payable at
                                              maturity

U.S. government agency (4.1%)
Federal Natl Mtge Assn Disc Nts
  02-07-05                2.23%           $24,500,000              $24,489,365
  02-08-05                2.22             20,000,000               19,990,119
  02-10-05                2.22              4,400,000                4,397,293
  03-02-05                2.38             25,000,000               24,950,416
  04-13-05                2.47             50,000,000               49,754,450
Total                                                              123,581,643

Commercial paper (2.5%)
Fairway Finance
  02-28-05                2.50              2,800,000                2,794,556
General Electric Capital
  02-01-05                2.48              5,100,000                5,099,649
Harrier Finance Funding (US) LLC
  03-01-05                2.43             11,200,000               11,178,076
Jupiter Securitization
  02-22-05                2.45             20,000,000               19,970,056
Ranger Funding LLC
  02-23-05                2.50             25,000,000               24,960,069
UBS Finance LLC
  02-14-05                2.35             11,600,000               11,589,399
Total                                                               75,591,805

Total short-term securities
(Cost: $199,178,212)                                              $199,173,448

Total investments in securities
(Cost: $2,847,927,776)(f)                                       $3,086,475,369

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 14.8% of net assets.

(d)   At Jan. 31, 2005, security was partially or fully on loan.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 2.5% of net assets. 4.1% of the net assets is the Portfolio's cash equivalent position.

(f) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $2,847,928,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $306,178,000
      Unrealized depreciation                                      (67,631,000)
                                                                   -----------
      Net unrealized appreciation                                 $238,547,000
                                                                  ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,847,927,776)                          $3,086,475,369
Dividends and accrued interest receivable                         2,219,445
Receivable for investment securities sold                       131,535,152
                                                                -----------
Total assets                                                  3,220,229,966
                                                              -------------
Liabilities
Disbursements in excess of cash on demand deposit                   800,778
Payable for investment securities purchased                     125,775,104
Payable upon return of securities loaned (Note 4)                74,303,800
Accrued investment management services fee                          141,575
Other accrued expenses                                              101,093
                                                                    -------
Total liabilities                                               201,122,350
                                                                -----------
Net assets                                                   $3,019,107,616
                                                             ==============
* Including securities on loan, at value (Note 4)                72,106,966
                                                                 ----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
Growth Portfolio

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $ 19,927,428
Interest                                                                         1,277,347
Fee income from securities lending (Note 4)                                        103,565
   Less foreign taxes withheld                                                     (97,376)
                                                                                   -------
Total income                                                                    21,210,964
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               9,118,775
Compensation of board members                                                        8,935
Custodian fees                                                                     117,226
Audit fees                                                                          15,750
Other                                                                               68,539
                                                                                    ------
Total expenses                                                                   9,329,225
   Earnings credits on cash balances (Note 2)                                         (618)
                                                                                      ----
Total net expenses                                                               9,328,607
                                                                                 ---------
Investment income (loss) -- net                                                 11,882,357
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              128,785,637
   Foreign currency transactions                                                   (53,516)
                                                                                   -------
Net realized gain (loss) on investments                                        128,732,121
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          156,110,748
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          284,842,869
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $296,725,226
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
Growth Portfolio
                                                                              Jan. 31, 2005            July 31, 2004
                                                                            Six months ended            Year ended
                                                                               (Unaudited)
Operations
Investment income (loss) -- net                                             $   11,882,357           $   21,150,217
Net realized gain (loss) on investments                                        128,732,121              362,598,800
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          156,110,748             (210,306,341)
                                                                               -----------             ------------
Net increase (decrease) in net assets resulting from operations                296,725,226              173,442,676
                                                                               -----------              -----------
Proceeds from contributions                                                      6,933,553               20,257,382
Fair value of withdrawals                                                     (380,867,730)            (544,632,609)
                                                                              ------------             ------------
Net contributions (withdrawals) from partners                                 (373,934,177)            (524,375,227)
                                                                              ------------             ------------
Total increase (decrease) in net assets                                        (77,208,951)            (350,932,551)
Net assets at beginning of period                                            3,096,316,567            3,447,249,118
                                                                             -------------            -------------
Net assets at end of period                                                 $3,019,107,616           $3,096,316,567
                                                                            ==============           ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Portfolio

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options.

--------------------------------------------------------------------------------
17 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.
Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under an Investment Management Service Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.60% to 0.48% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Growth Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $243,840 for the six months ended Jan. 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
19 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

During the six months ended Jan. 31, 2005, the Portfolio's custodian fees were reduced by $618 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,972,187,516 and $2,441,023,206, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $13,720 for the six months ended Jan. 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2005, securities valued at $72,106,966 were on loan to brokers. For collateral, the Portfolio received $74,303,800 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $103,565 for six months ended Jan. 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data:
Fiscal period ended July 31,                                             2005(e)       2004      2003       2002       2001
Ratio of expenses to average daily net assets(a)                         .60%(b)       .49%      .62%       .47%       .55%
Ratio of net investment income (loss) to average daily net assets        .77%(b)       .61%      .59%       .37%       .09%
Portfolio turnover rate (excluding short-term securities)                 68%          171%      205%       225%        41%
Total return(c)                                                        10.22%(d)      4.65%     9.73%    (29.17%)   (41.87%)

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
20 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

Jan. 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                            $ 3,019,058,417
Capital shares receivable                                                                                         1,953,536
                                                                                                                  ---------
Total assets                                                                                                  3,021,011,953
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                              668,552
Accrued distribution fee                                                                                             88,705
Accrued service fee                                                                                                   2,693
Accrued transfer agency fee                                                                                          49,275
Accrued administrative services fee                                                                                  11,076
Other accrued expenses                                                                                              290,046
                                                                                                                    -------
Total liabilities                                                                                                 1,110,347
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $ 3,019,901,606
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     1,174,744
Additional paid-in capital                                                                                    3,877,363,157
Undistributed net investment income                                                                               1,399,128
Accumulated net realized gain (loss) (Note 5)                                                                (1,098,607,776)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           238,572,353
                                                                                                                -----------
Total -- representing net assets applicable to outstanding capital stock                                    $ 3,019,901,606
                                                                                                            ===============
Net assets applicable to outstanding shares:                Class A                                         $ 2,030,912,554
                                                            Class B                                         $   567,352,001
                                                            Class C                                         $    12,637,366
                                                            Class I                                         $    77,021,553
                                                            Class Y                                         $   331,978,132
Net asset value per share of outstanding capital stock:     Class A shares             77,891,887           $         26.07
                                                            Class B shares             23,618,372           $         24.02
                                                            Class C shares                526,070           $         24.02
                                                            Class I shares              2,900,906           $         26.55
                                                            Class Y shares             12,537,171           $         26.48
                                                                                       ----------           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statement of operations
AXP Growth Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                      $ 19,927,123
Interest                                                                                                          1,277,328
Fee income from securities lending                                                                                  103,563
   Less foreign taxes withheld                                                                                      (97,374)
                                                                                                                    -------
Total income                                                                                                     21,210,640
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 9,328,464
Distribution fee
   Class A                                                                                                        2,620,635
   Class B                                                                                                        2,946,274
   Class C                                                                                                           64,321
Transfer agency fee                                                                                               3,098,416
Incremental transfer agency fee
   Class A                                                                                                          227,904
   Class B                                                                                                          153,279
   Class C                                                                                                            3,218
Service fee -- Class Y                                                                                              178,242
Administrative services fees and expenses                                                                           705,807
Compensation of board members                                                                                         6,269
Printing and postage                                                                                                440,750
Registration fees                                                                                                    42,850
Audit fees                                                                                                            5,250
Other                                                                                                                23,188
                                                                                                                     ------
Total expenses                                                                                                   19,844,867
   Earnings credits on cash balances (Note 2)                                                                       (33,355)
                                                                                                                    -------
Total net expenses                                                                                               19,811,512
                                                                                                                 ----------
Investment income (loss) -- net                                                                                   1,399,128
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                        128,783,899
   Foreign currency transactions                                                                                    (53,514)
                                                                                                                    -------
Net realized gain (loss) on investments                                                                         128,730,385
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                           156,108,108
                                                                                                                -----------
Net gain (loss) on investments and foreign currencies                                                           284,838,493
                                                                                                                -----------
Net increase (decrease) in net assets resulting from operations                                                $286,237,621
                                                                                                               ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund

                                                                               Jan. 31, 2005           July 31, 2004
                                                                             Six months ended           Year ended
                                                                                (Unaudited)
Operations
Investment income (loss) -- net                                              $    1,399,128           $   (2,970,542)
Net realized gain (loss) on investments                                         128,730,385              362,594,443
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies         156,108,108             (210,303,690)
                                                                                -----------             ------------
Net increase (decrease) in net assets resulting from operations                 286,237,621              149,320,211
                                                                                -----------              -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                     55,812,089              285,165,756
     Class B shares                                                              20,915,687               80,166,420
     Class C shares                                                               1,054,956                4,297,146
     Class I shares                                                              56,059,772               18,579,557
     Class Y shares                                                              27,548,396              110,428,653
Payments for redemptions
     Class A shares                                                            (337,182,567)            (533,084,922)
     Class B shares (Note 2)                                                   (103,724,302)            (286,628,598)
     Class C shares (Note 2)                                                     (2,500,000)              (3,709,528)
     Class I shares                                                                 (40,151)                  (7,079)
     Class Y shares                                                             (79,775,262)            (176,524,688)
                                                                                -----------             ------------
Increase (decrease) in net assets from capital share transactions              (361,831,382)            (501,317,283)
                                                                               ------------             ------------
Total increase (decrease) in net assets                                         (75,593,761)            (351,997,072)
Net assets at beginning of period                                             3,095,495,367            3,447,492,439
                                                                              -------------            -------------
Net assets at end of period                                                  $3,019,901,606           $3,095,495,367
                                                                             ==============           ==============
Undistributed net investment income                                          $    1,399,128           $           --
                                                                             --------------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Growth Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 2.55% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio

The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Jan. 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by

--------------------------------------------------------------------------------
24 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
25 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administrative and accounting services at a percentage of the Fund's average daily net assets that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
26 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $1,202,067 for Class A, $435,732 for Class B and $1,423 for Class C for the six months ended Jan. 31, 2005.

During the six months ended Jan. 31, 2005, the Fund's transfer agency fees were reduced by $33,355 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Jan. 31, 2005
                                              Class A      Class B       Class C      Class I      Class Y
Sold                                        2,222,409      903,262        45,865    2,151,583    1,103,191
Issued for reinvested distributions                --           --            --           --           --
Redeemed                                  (13,548,479)  (4,516,419)     (109,356)      (1,609)  (3,105,111)
                                          -----------   ----------      --------       ------   ----------
Net increase (decrease)                   (11,326,070)  (3,613,157)      (63,491)   2,149,974   (2,001,920)
                                          -----------   ----------       -------    ---------   ----------

                                                                 Year ended July 31, 2004
                                              Class A      Class B       Class C     Class I*      Class Y
Sold                                       11,944,233    3,592,298       193,314      751,217    4,533,974
Issued for reinvested distributions                --           --            --           --           --
Redeemed                                  (21,995,982) (12,837,345)     (164,669)        (285)  (7,210,738)
                                          -----------  -----------      --------         ----   ----------
Net increase (decrease)                   (10,051,749)  (9,245,047)       28,645      750,932   (2,676,764)
                                          -----------   ----------        ------      -------   ----------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $1,205,376,835 at July 31, 2004, that if not offset by capital gains will expire as follows:

                               2010                   2011

                         $836,602,508           $368,774,327

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
27 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $23.73       $22.80       $20.88      $29.68    $ 54.36
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              .03          .02           --        (.04)      (.14)
Net gains (losses) (both realized and unrealized)                        2.31          .91         1.92       (8.74)    (22.34)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.34          .93         1.92       (8.78)    (22.48)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $26.07       $23.73       $22.80      $20.88    $ 29.68
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                $2,031       $2,117       $2,263      $2,213     $3,851
Ratio of expenses to average daily net assets(b)                        1.15%(c)     1.03%        1.21%        .99%       .99%
Ratio of net investment income (loss) to average daily net assets        .22%(c)      .07%          --%       (.15%)     (.34%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                         9.86%(e)     4.08%        9.20%     (29.59%)   (42.14%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
28 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $21.95       $21.25       $19.61      $28.11    $ 52.02
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                             (.07)        (.16)        (.17)       (.25)      (.42)
Net gains (losses) (both realized and unrealized)                        2.14          .86         1.81       (8.23)    (21.29)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.07          .70         1.64       (8.48)    (21.71)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $24.02       $21.95       $21.25      $19.61    $ 28.11
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $567         $598         $775        $845     $1,510
Ratio of expenses to average daily net assets(b)                        1.93%(c)     1.81%        1.99%       1.77%      1.75%
Ratio of net investment income (loss) to average daily net assets       (.56%)(c)    (.71%)       (.77%)      (.93%)    (1.11%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                         9.43%(e)     3.29%        8.36%     (30.18%)   (42.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
29 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $21.95       $21.25       $19.62      $28.12    $ 52.03
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                             (.07)        (.16)        (.17)       (.21)      (.42)
Net gains (losses) (both realized and unrealized)                        2.14          .86         1.80       (8.27)    (21.29)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.07          .70         1.63       (8.48)    (21.71)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $24.02       $21.95       $21.25      $19.62    $ 28.12
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $13          $13          $12          $7         $9
Ratio of expenses to average daily net assets(b)                        1.93%(c)     1.81%        2.01%       1.80%      1.75%
Ratio of net investment income (loss) to average daily net assets       (.56%)(c)    (.71%)       (.81%)      (.96%)    (1.10%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                         9.43%(e)     3.29%        8.31%     (30.17%)   (42.56%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                             2005(g)      2004(b)
Net asset value, beginning of period                                   $24.10       $25.61
                                                                       ------       ------
Income from investment operations:
Net investment income (loss)                                              .07          .09
Net gains (losses) (both realized and unrealized)                        2.38        (1.60)
                                                                       ------       ------
Total from investment operations                                         2.45        (1.51)
                                                                       ------       ------
Net asset value, end of period                                         $26.55       $24.10
                                                                       ------       ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $77          $18
Ratio of expenses to average daily net assets(c)                         .70%(d)      .57%(d)
Ratio of net investment income (loss) to average daily net assets        .58%(d)      .43%(d)
Portfolio turnover rate (excluding short-term securities)                 68%         171%
Total return(e)                                                        10.17%(f)    (5.90%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                            2005(f)      2004         2003        2002       2001
Net asset value, beginning of period                                   $24.07       $23.09       $21.11      $29.96    $ 54.75
                                                                       ------       ------       ------      ------    -------
Income from investment operations:
Net investment income (loss)                                              .05          .07          .04          --       (.07)
Net gains (losses) (both realized and unrealized)                        2.36          .91         1.94       (8.83)    (22.52)
                                                                       ------       ------       ------      ------    -------
Total from investment operations                                         2.41          .98         1.98       (8.83)    (22.59)
                                                                       ------       ------       ------      ------    -------
Less distributions:
Distributions from realized gains                                          --           --           --        (.02)     (2.20)
                                                                       ------       ------       ------      ------    -------
Net asset value, end of period                                         $26.48       $24.07       $23.09      $21.11    $ 29.96
                                                                       ------       ------       ------      ------    -------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $332         $350         $398        $481       $974
Ratio of expenses to average daily net assets(b)                         .98%(c)      .86%        1.03%        .82%       .83%
Ratio of net investment income (loss) to average daily net assets        .40%(c)      .25%         .18%        .02%      (.18%)
Portfolio turnover rate (excluding short-term securities)                 68%         171%         205%        225%        41%
Total return(d)                                                        10.01%(e)     4.24%        9.38%     (29.48%)   (42.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
33 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

                                                         Beginning           Ending          Expenses
                                                        account value     account value    paid during        Annualized
                                                        Aug. 1, 2004      Jan. 31, 2005    the period(a)     expense ratio
Class A
   Actual(b)                                               $1,000          $1,098.60           $6.12              1.15%
   Hypothetical (5% return before expenses)                $1,000          $1,019.51           $5.89              1.15%
Class B
   Actual(b)                                               $1,000          $1,094.30          $10.24              1.93%
   Hypothetical (5% return before expenses)                $1,000          $1,015.56           $9.86              1.93%
Class C
   Actual(b)                                               $1,000          $1,094.30          $10.24              1.93%
   Hypothetical (5% return before expenses)                $1,000          $1,015.56           $9.86              1.93%
Class I
   Actual(b)                                               $1,000          $1,101.70           $3.73              0.70%
   Hypothetical (5% return before expenses)                $1,000          $1,021.79           $3.59              0.70%
Class Y
   Actual(b)                                               $1,000          $1,100.10           $5.22              0.98%
   Hypothetical (5% return before expenses)                $1,000          $1,020.38           $5.02              0.98%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +9.86% for Class A, +9.43% for Class B, +9.43% for Class C, +10.17% for Class I and +10.01% for Class Y.

--------------------------------------------------------------------------------
34 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35 -- AXP GROWTH FUND -- 2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Growth Trends Portfolio is the master fund in a master/feeder operating structure. The two entities invested in Growth Trends Portfolio are AXP New Dimensions Fund and American Express Financial Corporation. The shareholder report filed with this Form is the report provided to shareholders of AXP New Dimensions Fund.

AXP(R)
New Dimensions
Fund(R)
                                                               Semiannual Report
                                                            for the Period Ended
                                                                   Jan. 31, 2005

AXP New Dimensions Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                   (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

Investments in Securities                                            11

Financial Statements (Portfolio)                                     15

Notes to Financial Statements (Portfolio)                            18

Financial Statements (Fund)                                          22

Notes to Financial Statements (Fund)                                 26

Fund Expenses Example                                                36

Proxy Voting                                                         38

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager of the Fund, are anticipated.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT JAN. 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Gordon Fines                              1/91               37
Michael Nance                             2/05               12
Trisha Schuster, CFA                      2/05               12

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 8/1/68     B: 3/20/95   C: 6/26/00   I: 3/4/04    Y: 3/20/95

Ticker symbols by class
A: INNDX      B: INDBX     C: ANDCX     I: ANDIX     Y: IDNYX

Total net assets                                        $13.931 billion

Number of holdings                                                  104

STYLE MATRIX

          STYLE
VALUE     BLEND       GROWTH
                         X      LARGE
                                MEDIUM  SIZE
                                SMALL

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 20.0%
Consumer discretionary 16.1%
Health care 16.1%
Industrials 12.7%
Financials 11.4%
Energy 9.1%
Short-term securities* 4.7%
Consumer staples 3.6%
Telecommunications 3.1%
Utilities 2.5%
Materials 0.7%

* 0.4% of portfolio assets is due to security lending activity.
  4.3% of portfolio assets is the Portfolio's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Microsoft (Computer software &  services)                          4.1%
General Electric (Multi-industry)                                  3.9
Citigroup (Finance companies)                                      3.5
UnitedHealth Group (Health care services)                          3.5
Dell (Computer hardware)                                           3.0
Exxon Mobil (Energy)                                               3.0
American Intl Group (Insurance)                                    2.9
Johnson & Johnson (Health care products)                           2.6
Dominion Resources (Utilites -- electric)                          2.5
Target (Retail -- general)                                         2.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stock prices of established companies that pay dividends may be less volatile than the stock market as a whole. There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also may have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                     For the six-month period ended Jan. 31, 2005

                    +5.07%              +8.16%          +7.92%

+5.07% = AXP New Dimensions Fund Class A (excluding sales charge)
+8.16% = S&P 500 Index(1) (unmanaged)
+7.92% = Lipper Large-Cap Growth Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Gordon Fines discusses AXP New Dimensions Fund's results and positioning for the first half of fiscal year 2005. On Feb. 11, 2005, Michael Nance and Trisha Schuster joined the Fund's portfolio management team as associate portfolio managers.

Q:  How did the Fund perform for the  six months ended Jan. 31, 2005?

A: While the period from July 2004 through January 2005 provided positive returns for many areas of the U.S. stock market, stocks with very large market capitalizations (mega-cap stocks) underperformed amid multiple stock-specific events and short-term market trends. AXP New Dimensions Fund's Class A shares (excluding sales charge) rose 5.07% for the six months ended Jan. 31, 2005 as the Standard & Poor's 500 Index (S&P 500 Index) advanced 8.16% for the period.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                Class B                 Class C          Class I        Class Y
(Inception dates)            (8/1/68)               (3/20/95)               (6/26/00)        (3/4/04)       (3/20/95)
                         NAV(1)    POP(2)      NAV(1)    CDSC(3)       NAV(1)    CDSC(4)      NAV(5)         NAV(6)
at Jan. 31, 2005
6 months *               +5.07%    -0.97%      +4.67%    +0.67%        +4.62%    +3.62%       +5.28%          +5.18%
1 year                   -0.53%    -6.25%      -1.30%    -5.22%        -1.34%    -1.34%         N/A           -0.36%
3 years                  -0.24%    -2.19%      -1.00%    -1.99%        -1.02%    -1.02%         N/A           -0.06%
5 years                  -4.93%    -6.05%      -5.66%    -5.82%          N/A       N/A          N/A           -4.77%
10 years                +10.24%    +9.59%        N/A       N/A           N/A       N/A          N/A            N/A
Since inception         +11.30%   +11.12%      +8.86%    +8.86%        -7.18%    -7.18%       -1.68%*         +9.86%

at Dec. 31, 2004
6 months *               +3.10%    -2.83%      +2.68%    -2.32%        +2.68%    +1.68%       +3.33%          +3.17%
1 year                   +3.09%    -2.84%      +2.27%    -1.73%        +2.28%    +2.28%         N/A           +3.25%
3 years                  +0.19%    -1.77%      -0.58%    -1.58%        -0.60%    -0.60%         N/A           +0.36%
5 years                  -4.97%    -6.09%      -5.70%    -5.87%          N/A       N/A          N/A           -4.81%
10 years                +10.64%    +9.99%        N/A       N/A           N/A       N/A          N/A            N/A
Since inception         +11.42%   +11.24%      +9.30%    +9.30%        -6.66%    -6.66%       +1.38%*        +10.29%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our stock selection, specifically in the financials, consumer staples and industrial sectors, hurt performance. (end callout quote)

    The Lipper Large-Cap Growth Funds Index (Lipper Index), representing the Fund's peer group, advanced 7.92% over the same six months.

Q:  What factors affected results?

A: It was one of the more disappointing and difficult fiscal periods we have faced since the early 1990s. In our view, the main reasons for our underperformance were:

    o Our higher-than-S&P 500 Index position in mega-cap stocks. The Fund held large positions in mega-cap stocks such as Citigroup, American International Group, Pfizer and Wal-Mart, which trailed the overall U.S. equity market for the year and the quarter. The Fund had a higher median market capitalization and higher weighting in the largest stocks compared to its peer group. Some companies such as Pfizer faced product safety concerns and increased competition while others faced earnings shortfalls or regulatory concerns.

    o We didn't have enough mid-cap stocks. Mid-cap stocks, which are an element of the Fund's S&P 500 Index benchmark, continued to outperform large-cap stocks for most of calendar year 2004. This trend began to reverse itself toward the end of the year, but the Fund's fiscal period results were negatively affected by the market cap of its holdings.

    o Energy stocks dimmed in the fourth calendar quarter. Energy stock performance helped our results for most of the year. However, as the price of oil peaked at nearly $55 per barrel in the fourth quarter, energy stocks underperformed, and we had a higher-than-S&P 500 Index weighting in this sector. We remain positive on the energy sector for the year ahead.

--------------------------------------------------------------------------------
6   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Our outlook calls for moderate economic growth and steadily rising interest rates this year. In our view, this should bode well for a rotation into high quality, low leverage companies that we favor. (end callout quote)

    o Outperformance of value stocks over growth stocks. Value stocks significantly outpaced growth stocks in calendar year 2004, as they have for several years. We do not believe this style trend can be sustained indefinitely. Since the Fund has a distinct and consistent growth focus, it was another factor that hurt our short-term results relative to the S&P 500 Index, which has both growth and value stocks.

    o Our stock selection efforts were not as effective as we would have liked. Our stock selection, specifically in the financials, consumer staples and industrial sectors, hurt performance. One stock that worked well for much of the period, eBay, weakened near the end of the period amid earnings concerns. For much of the fiscal period, two of the Fund's top 10 holdings at the start of the fiscal year -- Pfizer and American International Group -- did not meet our expectations. Both firms' stock prices suffered amid product and regulatory concerns.

    The last few years have been an exceptionally challenging period for large-cap growth investors. The current value outperformance cycle, which began in 2000, has been longer and deeper than any we've seen over the last 20 years.

    To illustrate the huge difference in performance between large-cap growth and large-cap value stocks in recent years, the chart on page 8 compares the returns of the Russell 1000 Growth Index and the Russell 1000 Value Index. We firmly believe this imbalance in the equity market will correct itself at some point. In this environment, we believe it makes sense for investors to maintain their exposure to growth stocks in order to benefit when the market again begins to favor growth stocks.

--------------------------------------------------------------------------------
7   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

    The Fund's primary benchmark, the S&P 500 Index, contains both growth and value stocks. Effective Feb. 11, 2005, we have added the Russell 1000 Growth Index as a secondary unmanaged benchmark. We will illustrate the Fund's performance against this Russell Index in the Fund's 2005 annual report, which will be mailed to you in late September 2005.

COMPARISON OF RETURNS

At Jan. 31, 2005

Growth Stocks, Value Stocks and the S&P 500 Index

                                       1 yr       3 yr    5 yr    10 yr
Russell 1000 Growth Index             +0.70%     -0.71%  -9.04%   +8.99%
Russell 1000 Value Index             +12.45%     +8.20%  +5.59%  +13.28%
S&P 500 Index                         +6.22%     +3.24%  -1.77%  +11.51%

Past performance does not guarantee future results. The Russell 1000(R) Growth Index is an unmanaged market capitalization weighted index of those Russell 1000 Index companies with higher forecasted growth values The Russell 1000(R) Value Index is an unmanaged market capitalization weighted index of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Neither Index figures reflect any deduction for fees or expenses

Q:  Did you have any success stories during the period?

A: We are pleased to report that some of our holdings finished the period among the top performing stocks in the S&P 500 Index. We invested in some fast-growing companies whose stock performance helped us. These included Starbucks, Apple Computer, Dell Computer and Biogen Idec, to name a few. We sought solid, growing businesses with products that had a strong customer following and an expanding market share.

    In calendar year 2004, in terms of sector allocation, the Fund had a lower-than-S&P 500 Index weighting in health care and consumer discretionary stocks and this generally helped us. Large pharmaceutical companies and many consumer discretionary stocks did not do well during the fiscal period.

--------------------------------------------------------------------------------
8   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

Q: What portfolio changes did you make and how is the Fund currently positioned?

A: Given their attractive growth characteristics, we have been adding some media stocks, including Time Warner and Comcast. We continue to like some of the Internet-related companies led by, of course, eBay but also Amazon. We also have a small holding in Google. Our largest holdings continue to be large-caps such as Microsoft and General Electric. We look for above average growth regardless of whether it is mega-cap or large. Currently, we are looking for earnings growth above 12%.

    Overall, we emphasize companies that we think are well managed, healthy growing companies in terms of balance sheet and income characteristics. We try to find companies that show not only earnings growth but also revenue growth. Also, in our view, dividend yield and dividend growth are very important themes in this market cycle.

Q:  Why was the Fund's management expanded to a team structure?

A: The addition of two associate portfolio managers provides the Fund with additional resources. The Fund's objective to provide shareholders with long-term growth of capital remains unchanged.

    Michael Nance brings a consistent and disciplined process of selecting growth stocks that provide improved returns, earnings accelerations and improved returns on capital. Trisha Schuster provides many years of experience in the health care sector, which is one of the largest sectors in both the S&P 500 Index and Russell 1000 Growth Index. Mike and Trisha bring 24 years of combined investment experience to their expanded role, experience we believe will add value for shareholders. Mike and Trisha have been part of a team supporting this Fund. Both bring ideas that we believe can help enhance results.

CHANGES TO TOP TEN HOLDINGS

Jan. 31, 2005 compared to July 31, 2004

Company                                               Change in weighting
Microsoft (Computer software & services)                      Increased
General Electric (Multi-industry)                             No change
Citigroup (Finance companies)                                 Increased
UnitedHealth Group (Health care services)                New to Top Ten
Dell (Computer hardware)                                      Increased
Exxon Mobil (Energy)                                          Decreased
American Intl Group (Insurance)                               Decreased
Johnson & Johnson (Health care products)                 New to Top Ten
Dominion Resources (Utilities -- electric)               New to Top Ten
Target (Retail -- general)                               New to Top Ten

No longer among Top Ten Holdings but still in the portfolio at Jan. 31, 2005 were Amgen, Intel, Pfizer and Wal-Mart Stores. For more information on the Top Ten Holdings, see this report's Fund Snapshot page or americanexpress.com/funds.

--------------------------------------------------------------------------------
9   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Questions & Answers

Q:  Has the Fund's investment strategy changed?

A: No. AXP New Dimensions Fund continues to be managed based on four core principles:

    o Teamwork -- Portfolio managers and a group of dedicated analysts constantly exchange individual stock ideas and sector perspectives.

    o Multifaceted stock selection -- We thoroughly study company fundamentals, evaluate company potential to benefit from secular growth themes and monitor stock valuations.

    o Commitment to Research -- In addition to researching company public filings, the selection process also incorporates hundreds of company visits, industry contacts and external research from third- party analysts.

    o Rigorous Risk Management -- The team actively manages and monitors the portfolio's risk profile.

Q:  How do you intend to manage the Fund in the coming months?

A: We remain upbeat about the prospects for the Fund in 2005. Our outlook calls for moderate economic growth and steadily rising interest rates this year. In our view, this should bode well for a rotation into high-quality low-leverage companies that we favor. Relative valuations also suggest that a rotation toward larger cap companies is probably overdue.

    Our experience has taught us that during periods of rising interest rates and slowing economic growth, when corporate earnings are nearing a peak, higher quality companies generally perform better than lower quality companies. In fact, a shift in market emphasis toward quality growth companies with sound balance sheets --the kind of companies that dominate the Fund's portfolio -- will provide an excellent opportunity for the Fund to regain ground. We express our gratitude for shareholders' patience, and we are optimistic that investors who have expressed long-term confidence in our strategy will be rewarded in 2005.

--------------------------------------------------------------------------------
10   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Investments in Securities

Growth Trends Portfolio

Jan. 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.3%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (3.1%)
Lockheed Martin                             2,500,000            $144,525,000
Northrop Grumman                            2,500,000             129,700,000
United Technologies                         1,500,000             151,020,000
Total                                                             425,245,000

Banks and savings & loans (1.6%)
Bank of America                             4,700,000             217,939,000

Beverages & tobacco (1.7%)
PepsiCo                                     4,500,000             241,650,000

Broker dealers (0.6%)
Charles Schwab                              7,305,500              82,113,820

Cable (1.1%)
Comcast Special Cl A                        5,000,000(b)          158,050,000

Cellular telecommunications (0.6%)
Vodafone Group ADR                          3,000,000(c)           77,940,000

Chemicals (0.7%)
EI du Pont de Nemours & Co                  2,000,000              95,120,000

Computer hardware (7.6%)
Apple Computer                              3,000,000(b)          230,700,000
Cisco Systems                              10,000,000(b)          180,400,000
Dell                                       10,000,000(b)          417,600,000
EMC                                        18,000,000(b)          235,800,000
Total                                                           1,064,500,000

Computer software & services (9.2%)
Google Cl A                                   200,000(b,d)         39,126,000
Intl Business Machines                      2,500,000             233,550,000
Juniper Networks                            8,000,000(b)          201,040,000
Microsoft                                  22,000,000             578,160,000
SAP ADR                                     3,400,000(c)          131,648,000
Symantec                                    4,000,000(b)           93,400,000
Total                                                           1,276,924,000

Electronics (3.2%)
Applied Materials                           4,000,000(b)           63,600,000
Intel                                       4,000,000              89,800,000
Samsung Electronics                           400,000(c)          193,024,771
Texas Instruments                           2,000,000              46,420,000
Xerox                                       3,000,000(b)           47,640,000
Total                                                             440,484,771

Energy (6.5%)
Apache                                      3,000,000             163,260,000
ChevronTexaco                               2,900,000             157,760,000
ConocoPhillips                              1,800,000             167,022,000
Exxon Mobil                                 8,000,000             412,800,000
Total                                                             900,842,000

Energy equipment & services (2.6%)
Halliburton                                 3,500,000             143,955,000
Schlumberger                                2,000,000             136,080,000
Transocean                                  2,000,000(b)           88,000,000
Total                                                             368,035,000

Environmental services (--%)
Waste Management                               66,700               1,934,300

Finance companies (3.5%)
Citigroup                                  10,000,000             490,500,000

Financial services (2.3%)
Goldman Sachs Group                         1,000,000             107,850,000
MBNA                                        3,800,000             101,004,000
SLM                                         2,200,000(d)          110,418,000
Total                                                             319,272,000

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care products (12.6%)
Abbott Laboratories                         2,500,000            $112,550,000
Amgen                                       3,500,000(b)          217,840,000
Biogen Idec                                 3,000,000(b)          194,880,000
Boston Scientific                           4,500,000(b)          148,770,000
Eli Lilly & Co                              1,000,000              54,240,000
Forest Laboratories                            71,900(b)            2,986,007
Gilead Sciences                             3,000,000(b)           99,300,000
Johnson & Johnson                           5,500,000  (d)        355,850,000
Medtronic                                   2,000,000             104,980,000
Novartis ADR                                1,500,000(c)           71,820,000
Pfizer                                      8,000,000             193,280,000
St. Jude Medical                            3,000,000(b)          117,840,000
Zimmer Holdings                             1,080,800(b)           85,221,080
Total                                                           1,759,557,087

Health care services (3.5%)
UnitedHealth Group                          5,500,000             488,950,000

Home building (0.3%)
Pulte Homes                                   600,000              39,648,000

Household products (1.9%)
Procter & Gamble                            5,000,000             266,150,000

Industrial transportation (1.2%)
United Parcel Service Cl B                  2,200,000             164,296,000

Insurance (3.4%)
AFLAC                                       1,000,000              39,510,000
American Intl Group                         6,000,000             397,740,000
UnumProvident                               2,000,000              34,340,000
Total                                                             471,590,000

Leisure time & entertainment (1.2%)
Carnival                                    3,000,000  (d)        172,800,000

Lodging & gaming (0.4%)
Intl Game Technology                        2,000,000              62,600,000

Machinery (1.5%)
Deere & Co                                  3,000,000             208,290,000

Media (4.7%)
Amazon.com                                    800,000(b)           34,576,000
eBay                                        2,500,000(b)          203,750,000
Time Warner                                15,000,000(b)          270,000,000
Yahoo!                                      4,200,000(b)          147,882,000
Total                                                             656,208,000

Multi-industry (7.0%)
3M                                          3,000,000             253,080,000
General Electric                           15,000,000             541,950,000
Tyco Intl                                   4,800,000(c)          173,472,000
Total                                                             968,502,000

Restaurants (2.0%)
McDonald's                                  4,500,000             145,755,000
Starbucks                                   2,500,000(b)          135,000,000
Total                                                             280,755,000

Retail -- general (6.2%)
Best Buy                                      700,000              37,653,000
Home Depot                                  3,400,000             140,284,000
Staples                                     1,800,000(d)           58,932,000
Target                                      6,200,000             314,774,000
Wal-Mart Stores                             6,000,000             314,400,000
Total                                                             866,043,000

Telecom equipment & services (2.6%)
Motorola                                    4,000,000              62,960,000
QUALCOMM                                    8,000,000             297,920,000
Total                                                             360,880,000

Utilities -- electric (2.5%)
Dominion Resources                          5,000,000             346,900,000

Total common stocks
(Cost: $11,686,579,462)                                       $13,273,718,978

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Short-term securities (4.7%)(e)
Issuer                  Effective           Amount                  Value(a)
                          yield           payable at
                                           maturity

U.S. government agencies (0.7%)
Federal Home Loan Bank Disc Nt
  02-18-05                2.33%           $25,000,000             $24,970,875
Federal Natl Mtge Assn Disc Nts
  02-01-05                2.27              4,400,000               4,399,723
  02-09-05                2.25             50,000,000              49,971,874
  02-16-05                2.32             17,800,000              17,781,646
Total                                                              97,124,118

Commercial paper (4.0%)
Amsterdam Funding
  02-11-05                2.33             24,750,000              24,732,379
BNP Paribas
  02-01-05                2.49              4,650,000               4,649,678
Barton Capital LLC
  02-08-05                2.31             10,400,000              10,394,661
Beta Finance
  02-08-05                2.33             25,000,000              24,987,055
  04-29-05                2.55              5,500,000               5,465,973
CHARTA LLC
  04-25-05                2.54             15,000,000              14,911,467
CRC Funding LLC
  02-17-05                2.35              3,000,000               2,996,671
Credit Suisse First Boston NY
  02-03-05                2.30             30,000,000              29,994,251
Danske
  02-14-05                2.36             10,000,000               9,990,822
Delaware Funding LLC
  02-07-05                2.30             20,000,000              19,991,056
  02-15-05                2.34             50,000,000              49,951,250
  03-01-05                2.51             25,000,000              24,949,653
General Electric Capital
  02-01-05                2.48              7,700,000               7,699,470
Jupiter Securitization
  02-22-05                2.45             30,000,000              29,955,084
Kitty Hawk Funding
  02-23-05                2.50             25,000,000              24,960,069
Morgan Stanley
  02-04-05                2.48             12,000,000              11,996,693
  02-14-05                2.53             50,000,000              49,950,806
Old Line Funding LLC
  03-03-05                2.51             39,831,000              39,745,252
Park Avenue Receivables
  02-10-05                2.33             40,000,000              39,974,110
  02-25-05                2.49             30,000,000              29,948,126
Ranger Funding LLC
  02-24-05                2.48             30,000,000              29,950,400
Sheffield Receivables
  02-01-05                2.50              6,350,000               6,349,559
Variable Funding Capital
  02-11-05                2.33             18,600,000              18,586,757
  03-04-05                2.52             50,000,000              49,888,444
Total                                                             562,019,686

Total short-term securities
(Cost: $659,182,049)                                             $659,143,804

Total investments in securities
(Cost: $12,345,761,511)(f)                                    $13,932,862,782

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)    Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Jan. 31, 2005, the value of foreign securities represented 4.6% of net assets.

(d) At Jan. 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 0.4% of net assets. See Note 5 to the financial statements. 4.3% of net assets is the Portfolio's cash equivalent position.

(f) At Jan. 31, 2005, the cost of securities for federal income tax purposes was approximately $12,345,762,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

       Unrealized appreciation                                 $2,026,191,000
       Unrealized depreciation                                   (439,090,000)
                                                                 ------------
       Net unrealized appreciation                             $1,587,101,000
                                                               --------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
14   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Trends Porfolio

Jan. 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*

   (identified cost $12,345,761,511)                                       $13,932,862,782
Foreign currency holdings (identified cost $5,521) (Note 1)                          6,049
Dividends and accrued interest receivable                                        7,118,492
Receivable for investment securities sold                                      151,095,223
                                                                               -----------
Total assets                                                                14,091,082,546
                                                                            --------------
Liabilities
Disbursements in excess of cash on demand deposit                                4,093,349
Payable for investment securities purchased                                     92,416,540
Payable upon return of securities loaned (Note 4)                               58,600,770
Accrued investment management services fee                                         591,411
Other accrued expenses                                                             434,286
                                                                                   -------
Total liabilities                                                              156,136,356
                                                                               -----------
Net assets                                                                 $13,934,946,190
                                                                           ===============
* Including securities on loan, at value (Note 4)                          $    58,061,539
                                                                           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
Growth Trends Porfolio

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $149,979,553
Interest                                                                         6,071,541
Fee income from securities lending (Note 4)                                        104,054
   Less foreign taxes withheld                                                    (246,353)
                                                                                  --------
Total income                                                                   155,908,795
                                                                               -----------
Expenses (Note 2):
Investment management services fee                                              34,802,763
Compensation of board members                                                       29,069
Custodian fees                                                                     571,405
Audit fees                                                                          18,000
Other                                                                              274,995
                                                                                   -------
Total expenses                                                                  35,696,232
   Earnings credits on cash balances (Note 2)                                         (719)
                                                                                      ----
Total net expenses                                                              35,695,513
                                                                                ----------
Investment income (loss) -- net                                                120,213,282
                                                                               -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              396,634,385
   Foreign currency transactions                                                  (169,253)
   Futures contracts                                                            (1,726,848)
                                                                                ----------
Net realized gain (loss) on investments                                        394,738,284
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          267,652,761
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          662,391,045
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $782,604,327
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Growth Trends Porfolio
                                                                                   Jan. 31, 2005             July 31, 2004
                                                                                 Six months ended              Year ended
                                                                                    (Unaudited)
Operations
Investment income (loss) -- net                                                   $   120,213,282           $   153,163,075
Net realized gain (loss) on investments                                               394,738,284             1,326,193,728
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 267,652,761              (740,840,157)
                                                                                      -----------              ------------
Net increase (decrease) in net assets resulting from operations                       782,604,327               738,516,646
                                                                                      -----------               -----------
Proceeds from contributions                                                            56,873,827               588,788,643
Fair value of withdrawals                                                          (2,224,936,120)           (3,075,163,840)
In-kind contributions in connection with fund mergers (Note 1)                                 --               221,872,382
                                                                                   --------------            --------------
Net contributions (withdrawals) from partners                                      (2,168,062,293)           (2,264,502,815)
                                                                                   --------------            --------------
Total increase (decrease) in net assets                                            (1,385,457,966)           (1,525,986,169)
Net assets at beginning of period                                                  15,320,404,156            16,846,390,325
                                                                                   --------------            --------------
Net assets at end of period                                                       $13,934,946,190           $15,320,404,156
                                                                                  ===============           ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Growth Trends Portfolio

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Growth Trends Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Trends Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

On June 25, 2004, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of AXP Focused Growth Fund and AXP Growth Dimensions Fund. Upon receipt of these assets and liabilities, AXP New Dimensions Fund made an in-kind contribution of $221,872,382 to Growth Trends Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value (NAV). Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Jan. 31, 2005, foreign currency holdings were entirely comprised of Taiwan Dollars.

--------------------------------------------------------------------------------
19   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.6% to 0.48% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP New Dimensions Fund to the Lipper Large-Cap Growth Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $4,051,820 for the six months ended Jan. 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
20   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended Jan. 31, 2005, the Portfolio's custodian fees were reduced by $719 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $4,567,608,312 and $6,632,507,511, respectively, for the six months ended Jan. 31, 2005. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $108,435 for the six months ended Jan. 31, 2005.

4. LENDING OF PORTFOLIO SECURITIES

At Jan. 31, 2005, securities valued at $58,061,539 were on loan to brokers. For collateral, the Portfolio received $58,600,770 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $104,054 for the six months ended Jan. 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended July 31,                                             2005(e)      2004       2003       2002       2001
Ratio of expenses to average daily net assets(a)                         .48%(b)      .45%       .58%       .61%       .59%
Ratio of net investment income (loss) to average daily net assets       1.60%(b)      .91%       .92%       .64%       .52%
Portfolio turnover rate (excluding short-term securities)                 32%          49%        20%        27%        29%
Total return(c)                                                         5.30%(d)     4.05%     10.01%    (20.76%)   (20.77%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
21   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assests and liabilities
AXP New Dimensions Fund

Jan. 31, 2005
Assets
Investment in Portfolio (Note 1)                                                                            $13,934,873,513
Capital shares receivable                                                                                         1,573,809
                                                                                                                  ---------
Total assets                                                                                                 13,936,447,322
                                                                                                             --------------
Liabilities
Capital shares payable                                                                                            4,159,804
Accrued distribution fee                                                                                            385,309
Accrued service fee                                                                                                  22,978
Accrued transfer agency fee                                                                                         186,462
Accrued administrative services fee                                                                                  38,259
Other accrued expenses                                                                                              623,134
                                                                                                                    -------
Total liabilities                                                                                                 5,415,946
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                          $13,931,031,376
                                                                                                            ===============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                    $     6,013,206
Additional paid-in capital                                                                                   12,039,707,545
Excess of distributions over net investment income                                                               (5,641,266)
Accumulated net realized gain (loss) (Note 5)                                                                   303,830,610
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                         1,587,121,281
                                                                                                              -------------
Total -- representing net assets applicable to outstanding capital stock                                    $13,931,031,376
                                                                                                            ===============
Net assets applicable to outstanding shares:               Class A                                          $ 8,432,978,506
                                                           Class B                                          $ 2,559,551,128
                                                           Class C                                          $    57,824,102
                                                           Class I                                          $    59,489,881
                                                           Class Y                                          $ 2,821,187,759
Net asset value per share of outstanding capital stock:    Class A shares             360,580,067           $         23.39
                                                           Class B shares             115,522,878           $         22.16
                                                           Class C shares               2,612,972           $         22.13
                                                           Class I shares               2,533,686           $         23.48
                                                           Class Y shares             120,070,968           $         23.50
                                                                                      -----------           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Statement of operations
AXP New Dimensions Fund

Six months ended Jan. 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                     $149,978,831
Interest                                                                         6,074,775
Fee income from securities lending                                                 104,053
   Less foreign taxes withheld                                                    (246,352)
                                                                                  --------
Total income                                                                   155,911,307
                                                                               -----------
Expenses (Note 2):
Expenses allocated from Portfolio                                               35,695,345
Distribution fee
   Class A                                                                      11,368,457
   Class B                                                                      13,879,321
   Class C                                                                         309,850
Transfer agency fee                                                             12,070,512
Incremental transfer agency fee
   Class A                                                                         740,608
   Class B                                                                         552,698
   Class C                                                                          14,449
Service fee -- Class Y                                                           1,506,797
Administrative services fees and expenses                                        2,569,654
Compensation of board members                                                       15,952
Printing and postage                                                             1,627,659
Registration fees                                                                   31,118
Audit fees                                                                           6,000
Other                                                                               87,869
                                                                                    ------
Total expenses                                                                  80,476,289
   Earnings credits on cash balances (Note 2)                                     (157,139)
                                                                                  --------
Total net expenses                                                              80,319,150
                                                                                ----------
Investment income (loss) -- net                                                 75,592,157
                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                       396,633,129
   Foreign currency transactions                                                  (169,252)
   Futures contracts                                                            (1,726,848)
                                                                                ----------
Net realized gain (loss) on investments                                        394,737,029
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          267,650,927
                                                                               -----------
Net gain (loss) on investments and foreign currencies                          662,387,956
                                                                               -----------
Net increase (decrease) in net assets resulting from operations               $737,980,113
                                                                              ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP New Dimensions Fund
                                                                                       Jan. 31, 2005           July 31, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                     $  75,592,157            $   53,646,007
Net realized gain (loss) on investments                                               394,737,029             1,326,188,766
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 267,650,927              (740,837,241)
                                                                                      -----------              ------------
Net increase (decrease) in net assets resulting from operations                       737,980,113               638,997,532
                                                                                      -----------               -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                         (59,842,681)              (46,364,316)
      Class I                                                                            (402,755)                  (24,173)
      Class Y                                                                         (25,264,241)              (22,183,807)
   Net realized gain
      Class A                                                                         (66,369,513)                       --
      Class B                                                                         (21,459,288)                       --
      Class C                                                                            (480,445)                       --
      Class I                                                                            (279,703)                       --
      Class Y                                                                         (22,415,431)                       --
                                                                                     ------------               -----------
Total distributions                                                                  (196,514,057)              (68,572,296)
                                                                                     ------------               -----------

--------------------------------------------------------------------------------
24   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Statements of changes in net assets (continued)
AXP New Dimensions Fund
                                                                                       Jan. 31, 2005            July 31, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        $   179,214,050           $   957,437,754
   Class B shares                                                                      76,158,426               289,864,944
   Class C shares                                                                       4,122,016                15,172,920
   Class I shares                                                                      40,269,455                18,590,210
   Class Y shares                                                                     150,823,692               649,466,427
Fund merger (Note 6)
   Class A shares                                                                              --               145,036,482
   Class B shares                                                                              --                71,825,421
   Class C shares                                                                              --                 4,985,482
   Class Y shares                                                                              --                    24,997
Reinvestment of distributions at net asset value
   Class A shares                                                                     122,901,165                45,072,267
   Class B shares                                                                      21,267,536                        --
   Class C shares                                                                         472,648                        --
   Class I shares                                                                         682,371                    24,152
   Class Y shares                                                                      46,516,684                21,742,867
Payments for redemptions
   Class A shares                                                                  (1,515,369,973)           (2,032,028,533)
   Class B shares (Note 2)                                                           (492,858,042)           (1,071,801,488)
   Class C shares (Note 2)                                                            (12,444,726)              (17,016,745)
   Class I shares                                                                        (121,799)                  (10,876)
   Class Y shares                                                                    (549,980,254)           (1,196,861,524)
                                                                                     ------------            --------------
Increase (decrease) in net assets from capital share transactions                  (1,928,346,751)           (2,098,475,243)
                                                                                   --------------            --------------
Total increase (decrease) in net assets                                            (1,386,880,695)           (1,528,050,007)
Net assets at beginning of period                                                  15,317,912,071            16,845,962,078
                                                                                   --------------            --------------
Net assets at end of period                                                       $13,931,031,376           $15,317,912,071
                                                                                  ===============           ===============
Undistributed (excess of distributions over) net investment income                $    (5,641,266)          $     4,276,254
                                                                                  ---------------           ---------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP New Dimensions Fund

(Unaudited as to Jan. 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Dimensions Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Dimensions Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Jan. 31, 2005, AEFC and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 0.43% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Trends Portfolio

The Fund invests all of its assets in the Growth Trends Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in common stocks of companies showing potential for significant growth and operating in areas where economic or technological changes are occurring.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at Jan. 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by

--------------------------------------------------------------------------------
26   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT
an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
27   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net that declines from 0.05% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
28   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $4,820,787 for Class A, $1,988,359 for Class B and $5,708 for Class C for the six months ended Jan. 31, 2005.

During the six months ended Jan. 31, 2005, the Fund's transfer agency fees were reduced by $157,139 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Jan. 31, 2005
                                              Class A         Class B      Class C      Class I        Class Y
Sold                                        7,704,852       3,468,562      187,844    1,712,246      6,466,417
Issued for reinvested distributions         5,161,745         941,876       20,960       28,563      1,945,491
Redeemed                                  (64,999,046)    (22,390,133)    (567,105)      (5,203)   (23,529,134)
                                          -----------     -----------     --------       ------    -----------
Net increase (decrease)                   (52,132,449)    (17,979,695)    (358,301)   1,735,606    (15,117,226)
                                          -----------     -----------     --------    ---------    -----------

                                                                 Year ended July 31, 2004
                                              Class A         Class B      Class C     Class I*        Class Y
Sold                                       41,994,227      13,241,759      694,168      797,528     27,893,281
Fund merger                                 6,143,014       3,220,859      223,688           --          1,053
Issued for reinvested distributions         1,922,552              --           --        1,014        922,930
Redeemed                                  (87,457,046)    (49,430,022)    (773,898)        (462)   (51,317,577)
                                          -----------     -----------     --------         ----    -----------
Net increase (decrease)                   (37,397,253)    (32,967,404)     143,958      798,080    (22,500,313)
                                          -----------     -----------      -------      -------    -----------

* Inception date was March 4, 2004.

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Jan. 31, 2005.

--------------------------------------------------------------------------------
29   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $67,590,843 that if not offset by future capital gains realized after July 31, 2004 will expire as follows:

                2007         2008         2009          2010         2011
             $651,698    $7,174,242   $47,082,209  $8,294,019   $4,388,675

AXP New Dimensions Fund acquired $80,136,732 of capital loss carry-overs in connection with the AXP Growth Dimensions Fund and AXP Focused Growth Fund merger (Note 6). In addition to the acquired capital loss carry-overs, the Fund also acquired unrealized capital gains as a result of the mergers. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FUND MERGER

At the close of business on June 25, 2004, AXP New Dimensions Fund acquired the assets and assumed the identified liabilities of AXP Focused Growth Fund and AXP Growth Dimensions Fund. Upon receipt of the investments and related assets and liabilities from AXP Focused Growth Fund and AXP Growth Dimensions Fund, AXP New Dimensions Fund made an in-kind contribution of $211,872,382 to Growth Trends Portfolio. This reorganization was completed after shareholders approved the plan on June 9, 2004.

The aggregate net assets of AXP New Dimensions Fund immediately before the acquisition was $16,149,643,433 and the combined net assets immediately after the acquisition was $16,371,515,815.

The merger was accomplished by a tax-free exchange of the following:

                                             Shares            Value
AXP Focused Growth Fund                    23,415,522      $ 42,348,160
AXP Growth Dimensions Fund                 74,295,087       179,524,222

In exchange for the AXP Focused Growth Fund and AXP Growth Dimensions Fund shares and net assets, AXP New Dimensions Fund issued the following number of shares:

                                                               Shares
Class A                                                       6,143,014
Class B                                                       3,220,859
Class C                                                         223,688
Class Y                                                           1,053

AXP Focused Growth Fund's and AXP Growth Dimensions Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows, which include the following amounts of capital stock, unrealized appreciation, accumulated net realized loss and temporary book-to-tax differences.

                                                                                      Accumulated         Temporary
                                   Total net        Capital          Unrealized            net            book-to-tax
                                    assets            stock         appreciation      realized loss       differences
AXP Focused Growth Fund         $ 42,348,160      $ 47,925,406       $ 5,187,878     $(10,453,291)        $(311,833)
AXP Growth Dimensions Fund       179,524,222       234,495,050        18,406,183      (72,853,762)         (523,249)

--------------------------------------------------------------------------------
30   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2005(f)       2004         2003         2002       2001
Net asset value, beginning of period                                     $22.58        $21.90       $20.04       $25.43     $36.26
                                                                         ------        ------       ------       ------     ------
Income from investment operations:
Net investment income (loss)                                                .14           .08          .07          .05        .02
Net gains (losses) (both realized and unrealized)                          1.01           .71         1.82        (5.42)     (7.37)
                                                                         ------        ------       ------       ------     ------
Total from investment operations                                           1.15           .79         1.89        (5.37)     (7.35)
                                                                         ------        ------       ------       ------     ------
Less distributions:
Dividends from net investment income                                       (.16)         (.11)        (.03)        (.02)      (.01)
Excess distributions from net investment income                              --            --           --           --       (.01)
Distributions from realized gains                                          (.18)           --           --           --      (3.46)
                                                                         ------        ------       ------       ------     ------
Total distributions                                                        (.34)         (.11)        (.03)        (.02)     (3.48)
                                                                         ------        ------       ------       ------     ------
Net asset value, end of period                                           $23.39        $22.58       $21.90       $20.04     $25.43
                                                                         ------        ------       ------       ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $8,433        $9,319       $9,859       $9,863    $13,857
Ratio of expenses to average daily net assets(b)                           .96%(c)       .91%        1.08%        1.06%      1.00%
Ratio of net investment income (loss) to average daily net assets         1.12%(c)       .45%         .42%         .19%       .12%
Portfolio turnover rate (excluding short-term securities)                   32%           49%          20%          27%        29%
Total return(d)                                                           5.07%(e)      3.59%        9.47%      (21.14%)   (21.10%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
31   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(f)       2004         2003         2002       2001
Net asset value, beginning of period                                     $21.34        $20.77       $19.12       $24.44     $35.22
                                                                         ------        ------       ------       ------     ------
Income from investment operations:
Net investment income (loss)                                                .01          (.10)        (.04)        (.14)      (.13)
Net gains (losses) (both realized and unrealized)                           .99           .67         1.69        (5.16)     (7.19)
                                                                         ------        ------       ------       ------     ------
Total from investment operations                                           1.00           .57         1.65        (5.30)     (7.32)
                                                                         ------        ------       ------       ------     ------
Less distributions:
Dividends from net investment income                                         --            --           --         (.02)        --
Distributions from realized gains                                          (.18)           --           --           --      (3.46)
                                                                         ------        ------       ------       ------     ------
Total distributions                                                        (.18)           --           --         (.02)     (3.46)
                                                                         ------        ------       ------       ------     ------
Net asset value, end of period                                           $22.16        $21.34       $20.77       $19.12     $24.44
                                                                         ------        ------       ------       ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $2,560        $2,849       $3,457       $3,728     $5,169
Ratio of expenses to average daily net assets(b)                          1.73%(c)      1.68%        1.85%        1.83%      1.76%
Ratio of net investment income (loss) to average daily net assets          .35%(c)      (.32%)       (.35%)       (.57%)     (.65%)
Portfolio turnover rate (excluding short-term securities)                   32%           49%          20%          27%        29%
Total return(d)                                                            .67%(e)      2.74%        8.63%      (21.71%)   (21.69%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
32   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                                               2005(f)       2004         2003         2002       2001
Net asset value, beginning of period                                     $21.32        $20.74       $19.10       $24.42     $35.23
                                                                         ------        ------       ------       ------     ------
Income from investment operations:
Net investment income (loss)                                                .01          (.09)        (.04)        (.14)      (.13)
Net gains (losses) (both realized and unrealized)                           .98           .67         1.68        (5.16)     (7.19)
                                                                         ------        ------       ------       ------     ------
Total from investment operations                                            .99           .58         1.64        (5.30)     (7.32)
                                                                         ------        ------       ------       ------     ------
Less distributions:
Dividends from net investment income                                         --            --           --         (.02)      (.02)
Excess distributions from net investment income                              --            --           --           --       (.01)
Distributions from realized gains                                          (.18)           --           --           --      (3.46)
                                                                         ------        ------       ------       ------     ------
Total distributions                                                        (.18)           --           --         (.02)     (3.49)
                                                                         ------        ------       ------       ------     ------
Net asset value, end of period                                           $22.13        $21.32       $20.74       $19.10     $24.42
                                                                         ------        ------       ------       ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $58           $63          $59          $44        $30
Ratio of expenses to average daily net assets(b)                          1.74%(c)      1.69%        1.87%        1.85%      1.76%
Ratio of net investment income (loss) to average daily net assets          .34%(c)      (.33%)       (.38%)       (.60%)     (.75%)
Portfolio turnover rate (excluding short-term securities)                   32%           49%          20%          27%        29%
Total return(d)                                                           4.62%(e)      2.80%        8.59%      (21.73%)   (21.70%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
33   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(g)       2004(b)
Net asset value, beginning of period                                     $22.71        $24.37
                                                                         ------        ------
Income from investment operations:
Net investment income (loss)                                                .24           .06
Net gains (losses) (both realized and unrealized)                           .97         (1.67)
                                                                         ------        ------
Total from investment operations                                           1.21         (1.61)
                                                                         ------        ------
Less distributions:
Dividends from net investment income                                       (.26)         (.05)
Distributions from realized gains                                          (.18)           --
                                                                         ------        ------
Total distributions                                                        (.44)           --
                                                                         ------        ------
Net asset value, end of period                                           $23.48        $22.71
                                                                         ------        ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $59           $18
Ratio of expenses to average daily net assets(c)                           .55%(d)       .50%(d)
Ratio of net investment income (loss) to average daily net assets        .1.43%(d)     .87%(d)
Portfolio turnover rate (excluding short-term securities)                   32%           49%
Total return(e)                                                           5.28%(f)     (6.61%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
34   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                                              2005(f)       2004         2003         2002       2001
Net asset value, beginning of period                                     $22.70        $22.02       $20.14       $25.51     $36.33
                                                                         ------        ------       ------       ------     ------
Income from investment operations:
Net investment income (loss)                                                .18           .11          .11          .09        .07
Net gains (losses) (both realized and unrealized)                          1.00           .72         1.83        (5.44)     (7.38)
                                                                         ------        ------       ------       ------     ------
Total from investment operations                                           1.18           .83         1.94        (5.35)     (7.31)
                                                                         ------        ------       ------       ------     ------
Less distributions:
Dividends from net investment income                                       (.20)         (.15)        (.06)        (.02)      (.02)
Excess distributions from net investment income                              --            --           --           --       (.03)
Distributions from realized gains                                          (.18)           --           --           --      (3.46)
                                                                         ------        ------       ------       ------     ------
Total distributions                                                        (.38)         (.15)        (.06)        (.02)     (3.51)
                                                                         ------        ------       ------       ------     ------
Net asset value, end of period                                           $23.50        $22.70       $22.02       $20.14     $25.51
                                                                         ------        ------       ------       ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                  $2,821        $3,068       $3,472       $3,222     $4,677
Ratio of expenses to average daily net assets(b)                           .79%(c)       .75%         .91%         .90%       .84%
Ratio of net investment income (loss) to average daily net assets         1.28%(c)       .61%         .59%         .36%       .28%
Portfolio turnover rate (excluding short-term securities)                   32%           49%          20%          27%        29%
Total return(d)                                                           5.18%(e)      3.75%        9.64%      (21.00%)   (20.97%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended Jan. 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
35   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Jan. 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
36   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

                                                      Beginning            Ending             Expenses
                                                     account value      account value       paid during        Annualized
                                                     Aug. 1, 2004       Jan. 31, 2005       the period(a)     expense ratio
Class A
     Actual(b)                                          $1,000            $1,050.70            $4.99              0.96%
     Hypothetical (5% return before expenses)           $1,000            $1,020.48            $4.92              0.96%
Class B
     Actual(b)                                          $1,000            $1,046.70            $8.97              1.73%
     Hypothetical (5% return before expenses)           $1,000            $1,016.57            $8.84              1.73%
Class C
     Actual(b)                                          $1,000            $1,046.20            $9.02              1.74%
     Hypothetical (5% return before expenses)           $1,000            $1,016.52            $8.89              1.74%
Class I
     Actual(b)                                          $1,000            $1,052.80            $2.86              0.55%
     Hypothetical (5% return before expenses)           $1,000            $1,022.55            $2.82              0.55%
Class Y
     Actual(b)                                          $1,000            $1,051.80            $4.11              0.79%
     Hypothetical (5% return before expenses)           $1,000            $1,021.34            $4.05              0.79%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended Jan. 31, 2005: +5.07% for Class A, +4.67% for Class B, +4.62% for Class C, +5.28% for Class I and +5.18% for Class Y.

--------------------------------------------------------------------------------
37   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
38   ---   AXP NEW DIMENSIONS FUND   ---   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  Growth Trust


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          March 30, 2005


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          March 30, 2005